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                           REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is entered into as of February 11, 2000, by and between Tipperary Corporation, its successors and assigns (the "Company"), and W. D. Kennedy (the "Holder").

     WHEREAS, this Agreement is made in connection with the sale to Holder of three hundred seventy five thousand (375,000) shares of the common stock of the Company (the "Shares") pursuant to that certain Purchase and Sale Agreement effective as of January 1, 2000 (the "Purchase and Sale Agreement"), the terms of which require the Company to provide Holder certain registration rights with respect to the Shares.

     NOW THEREFORE, THE COMPANY AND THE HOLDER AGREE AS FOLLOWS:

                                     ARTICLE I

                                REGISTRATION RIGHTS

     Section 1.01.  CERTAIN DEFINITIONS.     In addition to the other terms
defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following respective meanings:

     (a) "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency administering the Securities Act.

     (b) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations thereunder, all as the same shall be in effect at the relevant times hereunder.

     (c) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations thereunder, all as the same shall be in effect at the relevant times hereunder.

     (d) "REGISTRABLE SECURITIES" means any of the following shares which have not been sold to the public or which have not lost their registration rights as provided herein: (i) the Shares and (ii) any shares of Common Stock of the Company, and any securities of the Company or any other corporation, issued as a dividend or other distribution with respect to or in replacement of or exchange for the Shares.

     (e) The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

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     (f)  "REGISTRATION EXPENSES" shall mean all expenses incurred by the
Company in complying with Article I hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expenses related to listing the Registrable Shares for trading on the same market as the Company's common stock, and the expense of any audits incident to or required by any such registration, but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company and excluding the fees and expenses of legal counsel for the Holder.

     (g) "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities and all fees and expenses of legal counsel for the Holder.

     Section 1.02.  REGISTRATION OF REGISTRABLE SECURITIES.

     (a)  DEMAND REGISTRATION.     The Company will file a registration
statement with the Commission with respect to the Registrable Securities if the Company receives a written request from the Holder, or if rights hereunder are transferred pursuant to Section 1.09 hereof, the Holders of a majority of the Registrable Securities, at any time up to three years after the date of this Agreement, provided that initial request shall be for a minimum of 150,000 Shares. The Company will, as soon as practicable, use its diligent efforts to effect such registration as would permit the sale of all or such portion of such Registrable Securities as are specified in such request. No additional request may be made within six months of the expiration date of effectiveness of the registration statement relating to the initial registration request.

     The Company will not be obligated to take any action pursuant to this
Section 1.02:

     (A)  After the Company has effected two such registrations pursuant to this
          Section 1.02 and such registrations have been declared or ordered effective; and

     (B) During the period starting with the date 60 days prior to the Company's good faith estimate of the date of filing of, and ending on a date 180 days after the effective date of, a registration for a registered public offering of the Company's common stock by the Company involving an underwriting; provided the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

     Subject to the foregoing clauses (A) and (B), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, but no later than 45 days after receipt of the request or requests of the Holder; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and the

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Board of Directors concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to the Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration to be filed in the near future and that it is, therefore, essential to deter the filing of such registration statement, then the Company shall have the right to defer such filing for the period during which such disclosure would be seriously detrimental; provided, that the Company may not defer the filing for a period of more than 100 days after receipt of the request of the Holder, and , further provided, the Company shall not defer its obligation in this matter more than once in any 12 month period.

     If the Holder chooses to sell the Registrable Securities in an underwritten offering, the Holder shall select the underwriter. The registration statement filed pursuant to the request of the Holder may include other securities of the Company and may include securities of the Company being sold for the account of the Company or others only to the extent the underwriter determines, in its reasonable judgment, that the addition of such securities would not adversely effect the offering.

     (b)  PIGGYBACK REGISTRATION RIGHTS.

          (i) If the Company at any time proposes to register any of its Common Stock under the Securities Act (other than registrations on Forms S-4 or S-8 or any successor forms thereto or registrations of securities in connection with a Rule 145 transaction), whether of its own accord or at the request of an holder or holders of its securities it shall each such time promptly give written notice to all Holders of its intention to do so.

          (ii) Upon the written request of a Holder delivered to the Company within 10 business days after receipt of any such notice, the Company shall use its best efforts (subject to the provisions of this Section 1.02(b)) to cause all Registrable Securities, the Holders of which shall have so requested registration thereof, to be registered under the Securities Act, all to the extent requisite to permit the sale or other disposition by the Holder of such Registrable Securities; provided however, the Company may elect not to file a registration statement pursuant to this
               Section 1.02(b) at any time prior to the effective date thereof.

         (iii) If the lead managing underwriter for the respective offering advises that marketing factors require the exclusion from such registration of some or all of the Registrable Securities sought to be registered by the Holder or that the total number of securities to be registered by the Holder should be limited due to marketing factors, the number of

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               Registrable Securities sought to be registered by such Holder and such other selling shareholders shall be reduced pro rata.

     (c) REGISTRATION STATEMENT FORM. The Company may, if permitted by law, effect the registration pursuant to this Section 1.02 by filing a registration statement on Form S-3 or any successor or similar short form registration statement (or Form S-1 if Form S-3 is not available). The Company may effect the registration by filing a self registration statement with the Commission pursuant to Rule 415 under the Securities Act covering the Registrable Securities.

     Section 1.03.  EXPENSES OF REGISTRATION.     All Registration Expenses
incurred in connection with any registration, qualification or compliance pursuant to Section 1.02 shall be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holder shall be borne by the Holder.

     Section 1.04.  REGISTRATION PROCEDURES.  The Company will:

     (a) use its best efforts to cause the registration statement filed pursuant to Section 1.02 to become and remain effective for the lesser of (i) one year, (ii) the period of time after which restrictions on sales of securities by persons other than affiliates pursuant to Commission Rule 144(k) (or any successor provision) terminate, or (iii) until the Holder no longer owns any of the Registrable Securities;

     (b) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for the periods set forth in Section 1.04(a);

     (c) furnish to the Holder such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as the Holder may reasonably request to facilitate the public offering of the Registrable Securities;

     (d) use its diligent good faith efforts to register or qualify the Registrable Securities covered by such registration statement under such state securities or Blue Sky laws of such jurisdictions as the Holder may reasonably request, provided the Company shall be obligated to take any action to effect any such registration or qualification pursuant to this Section 1.04(d) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration or qualification unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

     (e) notify counsel for the Holder. promptly after it shall receive notice thereof, of the time when such registration statement has become effective under the Securities Act or a supplement to any prospectus forming a part of such registration statement has been filed;

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     (f)  notify counsel for the Holder promptly of any request by the
Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

     (g) prepare and file with the Commission, promptly upon the request of the Holder, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Holder (and reasonably concurred by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities;

     (h) prepare and promptly file with the Commission and promptly notify counsel for the Holder of the filing of such amendment or supplement to any such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

     (i) advise counsel for the Holder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement under the Securities Act or the initiation or threatening of any proceeding for such purpose, and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued, with it being provided further that the effective requirements for the registration statement referred to in Section 1.04(a) will be extended for any such time as there shall exist any stop order in respect of the registration statement; and

     (j) not file any amendment or supplement to such registration statement or prospectus if, in the opinion of counsel for the Holder, such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy substantially in the form thereof at least two business days before the filing thereof; provided, however, that if in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law, the Company may make such filings.

     Section 1.05.  INDEMNIFICATION.

     (a) The Company will indemnify, hold harmless and defend the Holder, its officers, directors, partners, legal counsel and accountants, each underwriter of the Registrable Securities and each person who controls a Holder or any such underwriter

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within the meaning of Section 15 of the Securities Act, against any and all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof, incident to any registration or qualification of the Registrable Securities, or which arise out of or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any other rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such indemnified party for any legal and any other expenses reasonably incurred by them in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable, in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by the Holder or such underwriter, as the case may be, for the specific purpose of including such information in such registration statement, prospectus or other document.

     (b) The Holder will, if Registrable Securities held by the Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, and each of its officers, directors, legal counsel and accountants, and each person who controls the Company with the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or action in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such indemnified person for any legal or any other expenses reasonably incurred by them in connection with investigating, preparing or defending any such claims, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged omission) was contained in written information furnished to the Company by the Holder for the specific purpose of including such information in such registration statement, prospectus or other document.

     (c) Each person to be indemnified pursuant to this Section 1.05 (the "Indemnified Party") will, promptly after its receipt of written notice of the commencement of any action against such Indemnified Party in respect of which indemnity may be sought from an indemnifying person this Section 1.05 (the "Indemnifying Party") notify the Indemnifying Party in writing of the commencement thereof; provided, however, that the failure of any person to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement

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except to the extent that such Indemnifying Party is actually prejudiced by such failure to give notice. If any such action shall be brought against any Indemnified Party and it shall notify an Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate therein and, to the extent it may desire, jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, the Indemnifying Party will not be liable to such Indemnified party under this Section 1.05 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation unless (i) the Indemnified Party shall have employed counsel in an action in which the Indemnified Party and Indemnifying Party are both defendants and there is a conflict of interest between such parties that would prevent counsel from adequately representing both parties, (ii) the Indemnifying Party shall not have employed counsel satisfactory within the exercise of reasonable judgment of the Indemnified Party to represent the Indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the Indemnifying Party has authorized the employment of counsel for the Indemnified Party at the expense of the Indemnifying Party. The undertaking contained in this Section
1.05 shall be in addition to any liabilities which the Indemnifying Party may have pursuant to law.

     (d) If the indemnification provided for in this Section 1.05 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements, actions or omission which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     Section 1.06.  LOCKUP AGREEMENT.   In consideration for the Company
agreeing to its obligations under this Article I, the Holder agrees in connection with any firmly underwritten public offering of the Company's Common Stock, upon request of the underwriters managing such offering, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of an Registrable Securities without the prior written consent of such underwriters for such period of time from the effective date of such registration the underwriters may specify, but not to exceed 180 days; provided, however, that the Holder shall have no obligation to enter into the agreement described herein unless executive officers and directors of the Company and all other holders of more than 5% of the Company's outstanding Common Stock enter into similar

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agreements.  Notwithstanding any provision in this Agreement to the contrary,
Holder shall not be required to agree to any of the foregoing lockup provisions of this Section 1.06 after two years from the date hereof.

     Section 1.07   INFORMATION BY HOLDER.   The Holder shall furnish to the
Company such information regarding the Holder and the distribution of proceeds by the Holder as the Company may request in writing and as shall be required in connection with an registration, qualification or compliance referred to in
Section 1.02 of this Agreement.

     Section 1.08 RULE 144 REPORTING. With a view to making available to the Holder the benefits of certain rules and regulations of the Commission which at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

     (b) file with the commission in a timely manner all reports and other documents required of the Company under the Securities Act and Exchange Act; and

     (c) so long as any Holder owns any unregistered Registrable Securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and of the Securities Act and Exchange Act, a copy of the most recent annual or quarterly report of the Company and such other reports and documents of the Company as the Holder may reasonably request in availing Holder of any rule or regulation of the Commission allowing the sale of any such securities without registration.

     Section 1.09.  TRANSFER OF REGISTRATION RIGHTS.   The rights of the Holder
to have the Company register the Registrable Securities granted to the Holder by the Company under this Agreement may be assigned by the Holder to not more than five transferees or assignees of any of the Holder's Registrable Securities, provided that the Company is given written notice by the Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned, provided that no such assignment shall increase the number of registrations that the Company may be required to effect under this Agreement. Any person who, in accordance with the provisions of this Section 1.09, becomes a transferee or assignee of any of the Registrable Securities shall, upon agreeing in writing to be bound by the terms of this Agreement, be included in the terms "Holder" and "Holder" so long as such person holds such Registrable Securities and shall be entitled to take benefits of this Agreement; provided, however, that any action by the "Holder" hereunder shall require the consent of such persons holding a majority of the Registrable Securities.

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                                     ARTICLE II

                                   MISCELLANEOUS

     Section 201.   AMENDMENT.     Any modification, amendment or waiver of this
Agreement or any provision hereof shall be effective only if in writing and executed by the Holder and the Company.

     Section 2.02. GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Texas without regard to its conflicts of law principles.

     Section 2.03. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     Section 2.04. NOTICES. All notices, requests, demands, consents, and other communications hereunder shall be transmitted in writing and shall be deemed to have been duly given when hand-delivered or sent by certified mail, postage prepaid, with return receipt requested, addressed to the parties as follows: to Tipperary at First Interstate Tower North, 633 Seventeenth Street, Suite 1550, Denver, Colorado 80202; and to Holder as follows: W. D. Kennedy, 550 West Texas Avenue, Suite 1225, Midland, Texas 79701. Any party may change its address for purposes of this Section by giving written notice as provided herein.

     Section 2.05. SEVERABILITY. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired.

     Section 2.06.  ENTIRE AGREEMENT.   This Agreement constitutes the full and
entire understanding and agreement between the parties with regard to the subject matter hereof.

     Section 2.07. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective representatives thereunto duly authorized as of the date first above written.


     TIPPERARY CORPORATION



     By: /s/ David L. Bradshaw
        ---------------------------------
        David L. Bradshaw President and
        Chairman of the Board




     HOLDER



     /s/ W. D. Kennedy
     ------------------------------------
     W. D. Kennedy


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